UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

COLONNADE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40184	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Centrepark Blvd. Ste. 810

West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 712-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	CLAA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CLAA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CLAA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Merger Agreement

On December 7, 2022, Colonnade Acquisition Corp. II (“CLAA”), a Cayman Islands exempted company, entered into an amendment (the “First Amendment”) to that certain agreement and plan of merger, by and among CLAA, Pasadena Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of CLAA (“Merger Sub”), and Plastiq Inc., a Delaware corporation (“Plastiq”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). The transactions contemplated by the Merger Agreement together with the other related agreements are referred to herein as the “Business Combination.”

Pursuant to Section 6.1 of the Merger Agreement, Plastiq agreed not to take certain actions without the prior written consent of CLAA. On November 14, 2022, CLAA consented, pursuant to Section 6.1 of the Merger Agreement, to Plastiq entering into, and causing its subsidiaries party thereto to enter into, a financing agreement (as it may be amended and/or restated from time to time, the “Financing Agreement”) by and among Plastiq, each subsidiary of Plastiq party thereto as a guarantor, the lenders party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent, pursuant to which the lenders party thereto have agreed to provide financing in an aggregate principal amount of up to $40,000,000 to the borrowers thereunder.

Pursuant to the First Amendment, the Merger Agreement was amended such that the Base Purchase Price (defined as $400,000,000 in the Merger Agreement) will be reduced by the net proceeds received by Plastiq and/or its subsidiaries under the Financing Agreement as of immediately prior to the closing of the Business Combination, which amount, for the avoidance of doubt, shall exclude $14,500,000, which is the amount of Indebtedness for borrowed money contemplated at the time of the execution of the Merger Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of CLAA for their consideration. CLAA has filed a registration statement on Form S-4 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which includes a preliminary proxy statement to be distributed to CLAA’s shareholders in connection with CLAA’s solicitation for proxies for the vote by CLAA’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Plastiq’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, CLAA will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. CLAA’s shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with CLAA’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about CLAA, Plastiq and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by CLAA, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: CLAA’s Chief Executive Officer at 1400 Centrepark Blvd. Ste. 810, West Palm Beach, FL 33401.

Participants in the Solicitation

CLAA, Plastiq and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from CLAA’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CLAA’s shareholders in connection with the Business Combination and a description of their direct and indirect interests are set forth in CLAA’s proxy statement / prospectus filed with the SEC on November 14, 2022. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of December 7, 2022, by and among Colonnade Acquisition Corp. II, Pasadena Merger Sub Inc. and Plastiq Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONNADE ACQUISITION CORP. II

By:	/s/ Remy W. Trafelet
Name:	Remy W. Trafelet
Title:	Chief Executive Officer

Date: December 7, 2022